UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

B. RILEY PRINCIPAL MERGER CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, NY 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BMRG.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	BMRG	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BMRG WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 12, 2020, B. Riley Principal Merger Corp. II, a Delaware corporation (“BMRG” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 17,072,812 (75.8%) of the Company’s issued and outstanding shares of common stock held of record as of October 22, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved and described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 23, 2020. The final vote tabulation for each proposal is set forth below.

1.	Business Combination Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of September 7, 2020 (as the same may be amended from time to time, the “Merger Agreement”), by and among BMRG, BMRG Merger Sub, LLC, a wholly-owned subsidiary of the Company and a Delaware limited liability company (“Merger Sub I”), BMRG Merger Sub II, LLC, a wholly-owned subsidiary of the Company and a Delaware limited liability company (“Merger Sub II”), Eos Energy Storage LLC, a Delaware limited liability company (“Eos”), New Eos Energy LLC, a wholly-owned subsidiary of Eos and a Delaware limited liability company (“Newco”) and AltEnergy Storage VI, LLC, a Delaware limited liability company (“AltEnergy”), in its capacity as securityholder representative, pursuant to which (1) Merger Sub I will merge with and into Newco (the “First Merger”), whereupon the separate existence of Merger Sub I will cease, and Newco will continue as the surviving company (such company, in its capacity as the surviving company of the First Merger, is sometimes referred to as the “First Surviving Company”) and become a wholly owned subsidiary of BMRG; and (2) immediately following the First Merger and as part of the same overall transaction as the First Merger, the First Surviving Company will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), whereupon the separate existence of the First Surviving Company will cease, and Merger Sub II will continue as the surviving company (Merger Sub II, in its capacity as the surviving company of the Second Merger, is sometimes referred to as the “Ultimate Surviving Company”) and a wholly owned subsidiary of BMRG, on the terms and subject to the conditions set forth in the Merger Agreement, and approve the other transactions contemplated by the Merger Agreement (the “business combination”). The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
15,739,721	1,332,748	343

2.	Stock Issuance Proposal. To approve, for purposes of complying with applicable New York Stock Exchange listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination. The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
15,739,287	1,333,102	423

3.	Charter Amendment Proposal. To approve and adopt the Company’s proposed third amended and restated certificate of incorporation (the “proposed charter”) in connection with the business combination. The Charter Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
15,739,057	1,332,952	803

4.	Advisory Charter Proposals. To approve and adopt, on a non-binding advisory basis, certain differences between the Company’s second amended and restated certificate of incorporation (the “current charter”) and the proposed charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as seven separate sub-proposals:

A.	To, upon completion of the business combination and the conversion of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”), into the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), increase the authorized capital stock of the Company from 126,000,000 shares, consisting of 100,000,000 shares of Class A common stock, 25,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock to 201,000,000 shares, which would consist of 200,000,000 shares of common stock, par value $0.0001 per share (“common stock”), and 1,000,000 shares of preferred stock, $0.0001 par value per share, by, on the effective date of the filing of the Proposed Charter: (i) reclassifying all Class A common stock as common stock; (ii) reclassifying all Class B common stock as common stock and (iii) creating an additional 75,000,000 shares of common stock. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
15,735,142	1,333,547	4,123

B.	To change the stockholder vote required for approval of any amendment to Article IV (Capitalization), Article V (Board of Directors), Article VI (Bylaws), Article VIII (Limited Liability; Indemnification), Article IX (Corporate Opportunity) and Article X (Amendments) of the Proposed Charter or to amend the Company’s bylaws, from the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class, to the affirmative vote of the holders of at least 66 & frac23;% of the total voting power of all the then outstanding shares of stock of the Company entitled to vote generally in the election of directors. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
14,708,188	2,362,517	2,107

C.	To provide that Section 203 of the Delaware General Corporation Law, which governs business combinations between the Company and certain interested stockholders, does not apply to the Company. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
14,959,576	1,334,157	779,079

D.	To provide that certain amendments to and actions under the Proposed Charter are subject to the director nomination agreement to be entered into between the Company and the other parties thereto (the “Director Nomination Agreement”). The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
14,961,907	1,333,283	777,622

E.	To change the classification of the Company’s board of directors from two classes to three classes of directors, with each class elected for staggered terms. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
14,658,623	2,411,617	2,572

F.	To provide for a waiver of the doctrine of corporate opportunities for (i) any director of the Company who is not an employee of the Company or any of its subsidiaries or (ii) any person with the right to designate any such director pursuant to the Director Nomination Agreement (or any of such person’s affiliates or its or their respective successors, principals, directors, officers, members, managers or employees). The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
14,961,471	1,334,013	777,328

G.	To provide for certain additional changes, including, among other things, (i) changing the post-business combination company’s corporate name from “B. Riley Principal Merger Corp. II” to “Eos Energy Enterprises, Inc.” and making the Company’s corporate existence perpetual and (ii) removing certain provisions related to our status as a blank check company that will no longer apply upon the Closing, all of which our board of directors believes are necessary to adequately address the needs of the post-business combination Company. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
15,737,658	1,333,748	1,406

5.	Incentive Plan Proposal. To approve the B. Riley Principal Merger Corp. II 2020 Incentive Plan. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
15,285,660	1,783,590	3,562

Item 7.01	Regulation FD Disclosure.

On November 12, 2020, the Company issued a press release announcing that its stockholders approved the business combination at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. There can be no assurance that the business combination will be consummated.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP. II

	By:	/s/ Daniel Shribman
Dated: November 12, 2020		Name: Daniel Shribman
Title: Chief Executive Officer, Chief Financial Officer and Director

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